Filed Pursuant to Rule 497(e)

Registration No. 333-141582

GABELLI 787 FUND, INC.

GABELLI ENTERPRISE MERGERS & ACQUISITIONS FUND

Supplement dated March 31, 2026

to

Statutory Prospectus and Statement of Additional Information, each dated January 28, 2026

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 28, 2026, of Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

The following paragraphs replace the disclosure in the Prospectus sub-section entitled “Management – The Portfolio Manager” beginning on page 10:

The Portfolio Managers. Mario J. Gabelli, CFA, Kevin V. Dreyer, and Willis Brucker are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since its inception on February 28, 2001, and Messrs. Dreyer and Brucker have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy and includes Salvatore Muoio, Gustavo Pifano, and Paul Young.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

The following paragraphs replace the disclosure in the Prospectus sub-section entitled “Management of the Fund – The Portfolio Manager” beginning on page 19:

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, is Chairman and Co-Chief Executive Officer of GAMI and Executive Chairman of Associated Capital Group, Inc.; Chief Investment Officer — Value Portfolios of GAMI, Gabelli Funds, LLC, and GAMCO Asset Management, Inc. (“GAMCO”), another wholly owned subsidiary of GAMI; Chief Executive Officer and Chief Investment Officer of GGCP; and a director or officer of other companies affiliated with GAMI. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Kevin V. Dreyer is Co-Chief Investment Officer — Value Portfolios of the Adviser. He joined the firm in 2005 as a research analyst covering companies within the consumer sector, after receiving an M.B.A. from the Columbia Business School. Previously he worked as an analyst at Bank of America Securities. Mr. Dreyer also holds a B.S.E. degree from the University of Pennsylvania.

Mr. Willis Brucker is a portfolio manager and global merger arbitrage analyst with 15 years’ experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from the Boston College Carroll School of Management with a B.S. in Finance and Corporate Reporting and Analysis.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and their ownership of securities in the Fund.

The following information is added to the Statement of Additional Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed”:

Name of Portfolio Manager	Type of accounts	Total No. of Accounts Managed	Total assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Kevin V. Dreyer	Registered Investment Companies	6	$7.3 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	235	$574.8 million	0	$0

Willis Brucker	Registered Investment Companies	2	$142.5 million	1	$133.0 million
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	3	$1.1 million	0	$0

The following information is added to the Statement of Additional Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Compensation for the Fiscal Year Ended September 30, 2025”:

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COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO J. GABELLI

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

The following information is added to the Statement of Additional Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Ownership of Shares in the Fund”:

Name	Dollar Range of Equity Securities Held in the Fund*
Kevin V. Dreyer	A

Willis Brucker	A

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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